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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) June 22, 2001.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)



   British Columbia, Canada               0-18429                98-0121376
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)




         4126 Norland Avenue, Burnaby, British Columbia       V5G 3S8
--------------------------------------------------------------------------------
            (Address of principal executive offices)         (zip code)



Registrant's telephone number, including area code      604-299-9321
                                                   -----------------------------



                                    N/A
                                    --------------------------------------------

          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5

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ITEM 5. OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.    Description

        Exhibit 99     The Loewen Group Inc. Press Release dated June 22, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 22, 2001.

                                     THE LOEWEN GROUP INC.



                                     By:  /s/ Peter S. Hyndman
                                     ------------------------------------------
                                     Name:    Peter S. Hyndman
                                     Title:   Corporate Secretary


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                                  EXHIBIT INDEX





                                                                   Sequential
Number       Exhibit                                               Page Number

99           The Loewen Group Inc.                                       4
             Press Release dated June 22, 2001